UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2017

LION BIOTECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

Effective June 1, 2017, Lion Biotechnologies, Inc. (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”), pursuant to a plan of conversion, dated June 1, 2017 (the “Plan of Conversion”). The Reincorporation was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) with the Nevada Secretary of State; and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State. Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

The Reincorporation was submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders held on June 1, 2017 (the “Annual Meeting”), as set forth in Item 5.07 below. Upon the effectiveness of the Reincorporation:

•	the affairs of the Company ceased to be governed by Nevada corporation laws and became subject to Delaware corporation laws;

•	the resulting Delaware corporation (“Lion-Delaware”) is the same entity as the Company previously incorporated in Nevada (“Lion-Nevada”) and continues with all of the rights, privileges and powers of Lion-Nevada, has the same name, possesses all of the properties of Lion-Nevada, continues with all of the debts, liabilities and obligations of Lion-Nevada, and continues with the same officers and directors of Lion-Nevada immediately prior to the Reincorporation;

•	all of the issued and outstanding shares of common stock of Lion-Nevada automatically converted into issued and outstanding shares of common stock of Lion-Delaware, without any action on the part of the Company’s stockholders; the Company will continue to file periodic reports and other documents with the SEC; the Reincorporation did not change the respective positions of the Company or stockholders under federal securities laws; shares of the Company’s common stock that were freely tradable prior to the Reincorporation continue to be freely tradable after the Reincorporation, and shares of the Company’s common stock that were subject to restrictions prior to the Reincorporation continue to be subject to the same restrictions after the Reincorporation; for purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended, stockholders are deemed to have acquired the Lion-Delaware common stock on the date they acquired their shares of Lion-Nevada common stock;

•	the common stock of Lion-Delaware continues to be quoted on the Nasdaq Global Market with the same trading symbol (“LBIO”);

•	all of the issued and outstanding shares of Lion-Nevada’s Series A Convertible Preferred Stock and Lion-Nevada’s Series B Preferred Stock automatically converted into issued and outstanding shares of Series A Convertible Preferred Stock and Series B Preferred Stock of Lion-Delaware, without any action on the part of the Company’s stockholders;

•	all of Lion-Nevada’s employee benefit and incentive plans became Lion-Delaware plans, and each option, equity award or other right issued under such plans was converted into an option, equity award or right to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, all of Lion-Nevada’s employment agreements and other employee benefit arrangements became Lion-Delaware employment agreements and employee-benefit arrangements, upon the terms and subject to the conditions in effect at the time of the Reincorporation; and

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•	all outstanding warrants to purchase shares of Lion-Nevada common stock converted into warrants to purchase or receive the same number of shares of Lion-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2017 (the “Definitive Proxy Statement”), under the section entitled “Proposal 3 – Approval of Reincorporation of the Company from the State of Nevada to the State of Delaware”, which description is incorporated in its entirety herein by reference.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 above is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 1, 2017, the Company held its Annual Meeting at The Bryant Park Hotel, 40 West 40th Street, New York, New York 10018. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement. At the Annual Meeting, 53,208,371 shares, or approximately 85.3% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•	Proposal 1: to elect Maria Fardis, Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard and Iain Dukes to the Company’s board of directors to serve as directors until the 2018 Annual Meeting of stockholders;

•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

•	Proposal 3: a proposal to approve the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

•	Proposal 4: a proposal to ratify Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

•	Proposal 5: to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

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Voting Results

Proposal 1: Maria Fardis, Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard and Iain Dukes were elected as directors on the following vote:

•	Maria Fardis was elected with 44,598,256 “FOR” votes and 245,381 “WITHHELD” votes;

•	Wayne P. Rothbaum was elected with 44,575,228 “FOR” votes and 268,409 “WITHHELD” votes;

•	Merrill A. McPeak was elected with 44,395,714 “FOR” votes and 447,923 “WITHHELD” votes;

•	Sanford J. Hillsberg was elected with 44,392,496 “FOR” votes and 451,141 “WITHHELD” votes;

•	Jay Venkatesan was elected with 44,417,702 “FOR” votes and 425,935 “WITHHELD” votes;

•	Ryan Maynard was elected with 44,395,457 “FOR” votes and 448,180 “WITHHELD” votes;

•	Iain Dukes was elected with 44,767,240 “FOR” votes and 76,397 “WITHHELD” votes;

In addition, there were 8,364,734 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 44,355,818 “FOR” votes, 472,473 “AGAINST” votes and 15,346 “ABSTAIN” votes. There were 8,364,734 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 38,642,734 “FOR” votes, 6,190,743 “AGAINST” votes and 10,160 “ABSTAIN” votes. There were 8,364,734 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 52,910,150 “FOR” votes, 73,183 “AGAINST” votes and 225,038 “ABSTAIN” votes.

Proposal 5: This proposal was approved with 29,013,549 “FOR” votes, 15,794,964 “AGAINST” votes and 35,124 “ABSTAIN” votes. There were 8,364,734 broker non-votes in connection with this proposal.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion, dated June 1, 2017
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on June 1, 2017
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 1, 2017
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 1, 2017
3.4	Bylaws, effective June 1, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2017	LION BIOTECHNOLOGIES, INC.

By: /s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer

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